UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously disclosed, on September 7, 2016, Intel Corporation (“Intel”) and TPG announced that they had entered into a definitive agreement to establish a jointly-owned, standalone cybersecurity company to be called McAfee following the transaction close. On April 4, 2017, McAfee issued a press release announcing the closing of the transaction, a copy of which is furnished hereto as Exhibit 99.1.

The information is this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release of McAfee, dated April 4, 2017

Forward-Looking Statements

This document contains forward-looking statements related to the proposed transaction between Intel and TPG, including statements regarding the benefits and the timing of the transaction. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the following, among others: changes in consumer demand; Intel’s ability to successfully separate the Intel Security business and factors affecting McAfee’s ability to operate as a standalone business; the realization of the projected benefits of the proposed transaction; the retention of suppliers, customers and key employees; McAfee’s ability to service and satisfy debt obligations assumed in the transaction; general economic conditions in the regions and industries in which Intel and McAfee operate; the intensely competitive industries in which Intel and McAfee operate; and litigation or regulatory matters and other issues that could affect the closing of the transaction.

In addition, please refer to the documents that Intel files with the U.S. Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. Readers are cautioned not to put undue reliance on forward-looking statements, and Intel and TPG assume no obligation and do not intend to update these forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: April 4, 2017	/s/ Suzan A. Miller
Suzan A. Miller
Vice President, Deputy General Counsel and Corporate Secretary